Goldman Sachs Trust

Goldman Sachs Fixed Income Funds

Class A, B and C Shares

Institutional Shares
Administration Shares
Service Shares

Supplement dated May 8, 2003 to the

Prospectuses dated February 28, 2003

1.    Previously, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), served as the investment adviser of the Enhanced Income Fund, Short Duration Tax-Free Fund, Government Income Fund, Municipal Income Fund, Core Fixed Income Fund, High Yield Municipal Fund and High Yield Fund (the “Funds”). In April, Goldman Sachs Asset Management, L.P. (“GSAM”) assumed Goldman Sachs Asset Management’s investment advisory responsibilities for the Funds. The fees payable under the Management Agreement with respect to the Funds, and the personnel who manage each Fund, did not change as a result of GSAM’s assumption of responsibilities. GSAM, formerly called Goldman Sachs Funds Management, L.P., has been registered as an investment adviser with the Securities and Exchange Commission since 1990, is an affiliate of Goldman Sachs and currently serves as investment adviser to the Ultra-Short Duration Government Fund and Short Duration Government Fund. GSAM is located at 32 Old Slip, New York, NY 10005.

2.    In the section titled “Other Investment Practices and Securities”, footnote number 1 under the “Investment Securities” chart is hereby deleted from the column for the Ultra-Short Duration Government Fund and the corresponding footnote 1 disclosure is hereby revised as follows:

The Short Duration Government Fund may only invest in asset-backed securities that are issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises.

3.    In addition, the address of Goldman Sachs Asset Management International listed under the section “Service Providers – Investment Advisers” is hereby revised as follows:

Christchurch Court
10-15 Newgate Street
London, England EC1A 7HD

FISTCK5-03 526915